TRANSAMERICA SERIES TRUST

Transamerica PineBridge Inflation Opportunities VP (the “portfolio”)

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

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PineBridge Investments LLC (“PineBridge”) serves as sub-adviser to the portfolio pursuant to an investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, and PineBridge.

PineBridge was acquired on December 30, 2025 by MetLife, Inc. (“MetLife”) and is now part of MetLife Investment Management, the institutional asset management business of MetLife (the “Transaction”).

The Transaction is deemed to be a “change in control” of PineBridge, which constituted an “assignment” of the investment sub-advisory agreement between TAM and PineBridge within the meaning of the Investment Company Act of 1940, as amended, and will result in its automatic termination. In anticipation of the Transaction, the Board has approved a new investment sub-advisory agreement between TAM and PineBridge Investments to take effect upon the closing of the Transaction.

An information statement will be made available to portfolio shareholders, which will provide certain information about PineBridge Investments and the terms of the new sub-advisory agreement.

Following the Transaction, TAM will continue to serve as the portfolio’s investment manager and the portfolio’s investment objective, principal investment strategies, principal risks, portfolio managers, and investment management and sub-advisory fee schedules will remain the same.

The following will replace the current information relating to PineBridge in the Prospectus in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

PineBridge Investments LLC is a wholly-owned indirect subsidiary of MetLife Inc. (“MetLife”), and is now part of MetLife Investment Management, the institutional asset management business of MetLife. PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2024, PineBridge Investments LLC, including its affiliates, had approximately $190.3 billion in total assets under management.

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Investors Should Retain this Supplement for Future Reference

December 31, 2025